China Aoxing
Pharmaceutical Co.,Inc.

Investor Presentation

Specialty Pharma Focused on Narcotics and Pain Medicines in China

OTC BB: CAXG

November 2007


双黄连胶囊

Safe Harbor Statement

This presentation includes forward-looking statements including statements regarding the timing and outcome of product development, potential regulatory approvals, future demand for and sales of our products and future development of new products. These statements are not guarantees of future performance and actual results could differ materially and adversely from those expressed in any forward looking statements. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. You are urged to read the Company's filings with the Securities and Exchange Commission, including, but not limited to, the risk factors contained therein. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

CAXG Investment Highlights

- **Strong pipeline of narcotics and pain medicines**
  - Two drugs currently approved (Naloxone HCl & Shuanghuanglian)
  - Seven drugs set for approval in 2007, 2008 & 1Q2009
- **Growing and underserved market for narcotics and pain medicine in China**
  - Currently US$ 2 billion annually
  - Estimated CAGR 30%, market expected to reach $5 billion by 2010
- **Low-cost, low-risk and rapid drug development and approval**
  - Products are CAXG synthesized generics, requiring only bio-equivalence testing
  - China SFDA approval process creates an oligopoly
  - CAXG one of very few fully-integrated SFDA-approved GMP narcotics manufacturers
- **Committed management team with over 90 years pharma experience**
  - CEO invested US $9 million of his own funds to found the Company
  - Extensive experience in drug R&D, manufacture, marketing as well as US capital market
- **Solid top and bottom-line organic growth expected**
  - CAXG 80% organic revenue growth and profitability forecasted in 2008
- **Acquisition growth strategy with first target under LOI expected to close in 4Q2007**
  - Revenues of $10 million and EBITDA of $2 million estimated for 2007
  - LOI to acquire LRT for $10 million (50% cash, 50% stock)
  - Expand pain medicine portfolio, quadruple sales and marketing team to 500 members

CAXG Strong Pain Medicine Product Portfolio*

Drug	Indication	Development Status: Preclinica	Development Status: Clinical Study	Development Status: Approval Review	Product Launch
Naloxone HCl Injectable	Opioid & alcohol overdose				Launched
Shuanghuanglian (Capsules)	Cold/Flu				Launched
Pholcodine Cough Syrup	Cough & respiratory	→	→	→	4Q07-1Q08
Paracetomal & Caffeine (Tablets)	Pain/Flu	→	→	→	4Q07-1Q08
Oxycodone (Tablets and Capsules)	Moderate to severe pain	→	→		2H08
Tilidine (Tablets and Capsules)	Moderate to severe pain	→	→		4Q08
Codeine Phosphate (oral solution)	Cough & respiratory	→	→		2H08
Tilidine/Naloxone (Tablets and Capsules)	Moderate to severe pain	→	→		09
Buprenorphine Naloxone (sublingual tablet)	Drug abuse	→			09
Other pipeline products	Various	→	→	→	07-08

* All subject to China SFDA approval

China Aoxing Pharmaceutical Co.,Inc.

Current Products Being Sold

Naloxone HCl Injectable

- Launched product February 2007
- One of the three API domestic producers
- Highly controlled substance
- Treatment for narcotic addiction & alcoholism
- Used post-anesthesia
- CAXG sales potential estimated at $30MM


盐酸纳洛酮注射液

Shuang Cough and Cold Capsules

- Launched product December 2006
- Targeting a $260m USD market
- Used to treat cough & cold
- OTC and Prescription
- CAXG market potential estimated at $15MM


双黄连胶囊

Compelling Product Pipeline: 2007 & 2008*

Oxycodone

- Top selling narcotic drug globally, No product currently manufactured by domestic drug maker
- Product launch expected in 2H08-1Q09

Tilidine

- Leading cancer pain medicine in Europe, estimated 300MM Euro annually, not yet available in China
- CAXG is the *only* developer currently for the China market, product launch expected in 4Q2008

Buprenorphine/Naloxone Sublingual Tablet

- This new combination therapy became available in the US for drug abuse in 2003
- CAXG is the *only* drug developer currently for the China market, expected to enter clinical study in 2H2008

Tilidine/Naloxone Tablet and Capsule

- Targeting cancer pain market in China, less drug dependence and abuse potential than Tilidine alone
- Not available in China, expected to initiate clinical study in 2H08

Codeine Phosphate Oral Solution (with Guaifenesin, Pseudoephedrine Hudrochloride)

- China Market size for cold and flu medicines estimated at US $625MM per year
- CAXG is currently one of only two producers in China market; product launch expected in 4Q2008

Pholcodine Cough Syrup

- China market size: 14m Patients, estimated at US $300MM, 18% CAGR
- CAXG is currently one of only two approved domestic manufacturers; product launch expected in 4Q07

* All subject to China SFDA approval

Research & Development

Expertise

- API chemical synthesis, proprietary formulation development, PK/PD studies, drug safety and toxicology
- Specialized team in documentation, drug application and SFDA regulatory filing
- 50 members with extensive R&D experience

Partnerships

- Labtech Pharma AG – To develop a skin patch with sustained-release fentanyl pain medication using Labtech's proprietary matrix technology
- Beijing University - To develop a quick-acting, sublingual tablet, combining Buprenorphine and Naloxone for the treatment of alcoholism and drugs abuse

Additional Product Pipeline

- Existing product extensions; fentanyl matrix skin patch, burprenorphine/naloxone combination
- Potential 505(b)(2) semi-innovative products

SFDA Narcotic Drug Oligopoly Allocation & Approval Process

- SFDA selects specific narcotics, amounts, and allocates to 2-3 qualified producers
- → CAXG gets pre-approval R&D license from SFDA — 1 month
- → CAXG develops API, formulates, conducts pilot production, animal testing — 3-12 months
- → CAXG conducts human bioequivalence /pharmacokinetics studies, develops GMP process — 6-12 months
- → SFDA approves final drug application and GMP — 6 months
- → CAXG sells directly to SFDA depots which allocate to hospitals and clinics

Market Drivers of Narcotics & Pain Medicines in China



1
Prior to 2000, very few narcotics in China, ~ 1% of the US market, currently $300MM, 30% CAGR
2
New government efforts to increase supply, especially from domestic producers
3
Increased awareness of western medicine, government and private insurance, geriatric demographic
4
Need for new and effective treatments, especially for cancer, most lethal disease in China, 20MM patients

China Aoxing Pharmaceutical Co.,Inc.

Sales & Marketing Strategy

Sales Force

- 120 highly experienced and well-trained professionals
- LRT acquisition will increase the sales force to over 500 by 1H'08
- Coverage of major cities and 27 of 30 provinces
- 3 large regional and 100 branch offices , and 1000+ independent distributors

Product Marketing Strategy

- Narcotic drugs – Centralized depot distribution under Government control
- Prescription drugs – Focused on 7 key products, including Naloxone, Zhong Tong An, Shuang
- OTC drugs – +120 approved products from LRT acquisition

Target Market Segments

- Hospital doctors and pharmacies – Class 3 (946) and Class 2 (5000+)
- Community pharmacies
- Community clinics and retail pharmacies

State-of-The-Art Facility - Hebei Province, China













Current size of facility: 1.2 million square feet
Completed size of facility : 3.5 million square feet

Current Manufacturing Capacity

Production Equipment

State-of-the-art Bosch capsule filling machines; Ullmann fully automated packaging machines, etc.

Forms	Current Capacity
Tablet	160 Million
Capsule	140 Million
Injectable Solution	100 Million
Oral Liquid	100 Million
Granulated	100 Million
Total Annual Output	600 Million Doses







Le Ren Tang (LRT) Acquisition Plan

樂仁堂制藥
lerentang.com.cn

Comprehensive product line focusing on pain medication

- 127 SFDA approved products
- Currently only ~ 50 products in production
- Well-known brand, 70 year history
- Limited geographic marketing coverage

Financial Summary

- Immediately accretive
- Y2007 - $10MM sales and $2MM EBITDA

Acquisition Terms

- $10m, half in cash and half in stock
- Expected to sell LRT real estate (27 acres in downtown Shijiazhuang) for $5-6m cash

Acquisition Leverage

- Consolidate LRT production with CAXG modern facility in suburb of Shijiazhuang
- Materially increase the total sales head-count and geographic distribution potential
- Revive under-promoted and un-marketed licensed products
- Re-allocate human resources
- Production cost saving efficiencies

Management with Over 90 Years Pharma Experience

Board of Directors – Strong and experienced, consists of CEO, SVP and 3 outsiders

Zhenjiang Yue *Chairman & CEO*	♦ 25 years of entrepreneurial experience ♦ Founded four companies, last 11 years in healthcare industry
Zhanyi Liu *COO*	♦ 25 years senior management experience at Weisheng, Hebei Unipharm, etc ♦ Graduated Hebei Science & Technology University
Yunlan Tang *CTO*	♦ Over 30 years senior management experiences at Huabei Pharma, Shijiazhuang Pharma. ♦ Graduated Beijing University of Chemical Technology
Zhiwei Xue *VP*	♦ Over 14 years senior management experience in pharmaceutical marketing and sales ♦ Graduated Nanjing Pharmaceutical University
David Shao *SVP*	♦ Over 10 years' experience in various aspects of pharmaceutical industry ♦ Buy-side healthcare analyst on Wall Street, Principal Scientist at Roche, MBA from NYU, PhD in Bio-organic Chem from UC, San Diego

Timeline of Events 2007 & 2008

4Q07

- Complete LRT Acquisition, the Company becomes immediately profitable
- Increase the sales force from 120 to 500 upon LRT integration
- Expect SFDA approval for Pholcodine for cough [#]

1H08

- Complete clinical trial of Tilidine for moderate to severe pain (400 subjects)
- Complete clinical trial of Codeine Phosphate for cold and flu (300 subjects)
- Initiate clinical study of Oxycodone for moderate to severe pain (50-100 subjects)
- Initiate clinical study of LRT drug for menopause pain indication (300+ subject)
- Expect SFDA approval for Paracetomal/Caffeine tablet for pain & additional 2-3 products [#]
- Potential additional acquisitions

2H08

- Initiate clinical trial of Tilidine/Naloxone combination for moderate to severe pain (400+ subjects)
- Initiate clinical studies of Buprenorphine/Naloxone sublingual tablet for drug abuse (300+ subjects)
- Expect SFDA approval of Oxycodone for moderate to severe pain [#]
- Expect SFDA approval of Codeine Phosphate for cold and flu[#]
- Expect SFDA approval of Tilidine for moderate to severe pain [#]
- Consolidate LRT production into CAXG facility

[#] Subject to the SFDA review process

CAXG Investment Highlights

- **Strong pipeline of narcotics and pain medicines**
  - Two drugs currently approved (Naloxone HCl & Shuanghuanglian)
  - Seven drugs set for approval in 2007, 2008 & 1Q2009
- **Growing and underserved market for narcotics and pain medicine in China**
  - Currently US$ 2 billion annually
  - Estimated CAGR 30%, market expected to reach $5 billion by 2010
- **Low-cost, low-risk and rapid drug development and approval**
  - Products are CAXG synthesized generics, requiring only bio-equivalence testing
  - China SFDA approval process creates an oligopoly
  - CAXG one of very few fully-integrated SFDA-approved GMP narcotics manufacturers
- **Committed management team with over 90 years pharma experience**
  - CEO invested US $9 million of his own funds to found the Company
  - Extensive experience in drug R&D, manufacture, marketing as well as US capital market
- **Solid top and bottom-line organic growth expected**
  - CAXG 80% organic revenue growth and profitability forecasted in 2008
- **Acquisition growth strategy with first target under LOI expected to close in 4Q2007**
  - Revenues of $10 million and EBITDA of $2 million estimated for 2007
  - LOI to acquire LRT for $10 million (50% cash, 50% stock)
  - Expand pain medicine portfolio, quadruple sales and marketing team to 500 members

Thank you for your time and attention!

China Aoxing
Pharmaceutical Co.,Inc.


双黄连胶囊